Exhibit 10.14.2
[Execution Copy]
FIRST AMENDMENT AGREEMENT
          This First Amendment Agreement (“Amendment”) is executed as of the 17th day of June, 2003, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), the “Class A Purchasers” parties to the Certificate Purchase Agreement referred to below, and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York) (“JPMorgan Chase”), as agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Transferor, the Servicer, the Class A Purchases named therein and the Administrative Agent executed the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, supplemented or otherwise modified from time to time the “Purchase Agreement”);
          WHEREAS, the sole Class A Purchasers parties to the Purchase Agreement as of the date hereof are Delaware Funding Corporation, as the Structured Investor, and JPMorgan Chase, as the sole Committed Investor; and
          WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, the parties hereto agree as follows:
          SECTION 1. Amendment of the Purchase Agreement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:
     (a) The definition of “Commitment Expiration Date ” set forth in Section 1.01 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “Commitment Expiration Date” shall mean, for each Committed Investor, the earlier of (i) September 2, 2003, as such date may be extended with respect to such Committed Purchaser from time to time in accordance with Section 2.11 of this Agreement and (ii) the Business Day specified by the Transferor by at least 30 days prior written notice to the Administrative Agent and each Committed Investor.

     (b) The definition of “Structured Investor Event” set forth in Section 1.01 of the Purchase Agreement is deleted in its entirety.
          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Purchase Agreement attached hereto.
          SECTION 3. Miscellaneous.
          3.1 Ratification. As amended hereby, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
          3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
          3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C., as the Transferor

By
Name:
Title:

PIER 1 IMPORTS (U.S.), INC., as the Servicer

By
Name:
Title:

DELAWARE FUNDING CORPORATION, as the sole Structured Investor

By JPMorgan Chase Bank, as attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor and the Administrative Agent

By:
Name:
Title:
[Consent to Amendment to Purchase Agreement Attached]

CONSENT TO AMENDMENT TO PURCHASE AGREEMENT
          The undersigned, as the Trustee under the “Supplement” (as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent), hereby consents to the terms and conditions of the First Amendment Agreement dated as of June 17, 2003, relating to the Purchase Agreement.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as the Trustee

By
Name:
Title:

[Execution Copy]
SECOND AMENDMENT AGREEMENT
          This Second Amendment Agreement (“Amendment”) is executed as of the 2nd day of September, 2003, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), the “Class A Purchasers” parties to the Certificate Purchase Agreement referred to below, and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York) (“JPMorgan Chase”), as agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Transferor, the Servicer, the Class A Purchases named therein and the Administrative Agent executed the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, supplemented or otherwise modified from time to time the “Purchase Agreement”);
          WHEREAS, the sole Class A Purchasers parties to the Purchase Agreement as of the date hereof are Delaware Funding Corporation, as the Structured Investor, and JPMorgan Chase, as the sole Committed Investor; and
          WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, the parties hereto agree as follows:
          SECTION 1. Amendment of the Purchase Agreement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:
     (a) The definition of “Alternative Rate” set forth in Section 1.01 of the Purchase Agreement is hereby amended to delete the reference therein to “1.00% per annum” and repalce it with a reference ot “0.80% per annum.”
     (b) The followng new definition is added to Section 1.01 of the Purchase Agreement in appropriate alphabetical position:
     “Adjusted Class A Purchase Limit” shall mean at any time 102% of the Class A Purchase Limit at such time.
     (c) The definition of “Class A Projected Monthly Interest and Fees” set forth in Section 1.01 of the Purchase Agreement is amended and restated in its entirety to readas follows:
     “Class A Projected Monthly Interest and Fees” shall mean, for any date of determination for any Monthly Period, the sum of (i) one-twelfth of the product of the Class A Purchase Limit and the Prime Rate as in effect on the first day of such Monthly Period, plus (ii) one-twelfth of the product of the Class A Purchase Limit and the Class A Utilization Fee Rate, plus (iii) one-twelfth of the product of the Adjusted Class A Purchase Limit and the Class A Facility Fee Rate, plus (iv) the aggregate of the Investor Default Amounts for each theretofore elapsed day in such Monthly Period.
     (d) The definition of “Commitment Expiration Date” set forth in Section 1.01 of the Purchase Agreement is amended and restated in its entirety to read as follows:
     “Commitment Expiration Date” shall mean, for each Committed Investor, the earlier of (i) August 31, 2004, as such date may be extended with respect to such Committed Investor from time to time in accordance with Section 2.11 of this Agreement and (ii) the Business Day specified by the Transferor by at least 30 days prior written notice to the Administrative Agent and each Committed Investor.
     (e) Section 2.03(e) of the Purchase Agreement is amended and restated in its entirety to read as follows:
     (e) The Administrative Agent shall be entitled to be paid, for the account of the Class A Purchasers, but only to the extent funds are then or thereafter become available therefor pursuant to the Supplement in respect of Class A Monthly Interest and Fees, a facility fee (the “Class A Facility Fee”) for each Interest Accrual Period (or portion thereof) prior to the commencement of the Amortization Period calculated at a rate per annum equal to the Class A Facility Fee Rate in respect of the average daily Adjusted Class A Purchase Limit during such Interest Accrual Period, calculated on the basis of the actual number of days elapsed in a year having 360 days. The Class A Facility Fee shall be payable on each Distribution Date for the most recently completed Interest Accrual Period and on the date of the termination of this Agreement. Each Class A Purchaser shall be entitled to receive the share of the Class A Facility Fee as may be agreed upon from time to time between such Class A Purchasers and the Administrative Agent.
     (f) Section 7.11(a) of the Purchase Agreement is amended and restated in its entirety to read as follows:
     (a) All notices and other communications provided for hereunder shall be in writing (including telecopy or electronic transmission) and, (i) if to Funding, Pier 1 or the Trustee, mailed, telecopied, transmitted electronically, couriered or delivered to it, addressed to it at its address set forth in the Pooling and Servicing Agreement (or, in the case of a telecopy to (x) Funding to telecopier no. 817-252-7881, (y) Pier 1 to telecopier no. 817-252-7881 and (z) the Trustee to telecopier no. 612-667-3464, and, in the case of electronic transmission to (x) Funding to administrator@pier1.com, (y) Pier 1 to administrator@pier1.com, and (z) the Trustee to sue.dignan@wellsfargo.com; (ii) if to DFC, mailed, telecopied, transmitted electronically, couriered or delivered to it, addressed to it at Delaware Funding Corporation, c/o J H Management Corporation, One International Place, Room 608, Boston, Massachusetts 02110-2624 (Attention: President) or, in the case of telecopy, to telecopier no. 617-951-7050 (confirmation telephone no. 617-951-7000), with a copy to the Administrative Agent; (iii) if to the Administrative Agent, mailed, telecopied, transmitted electronically, couriered or delivered to it, addressed to it at JPMorgan Chase Bank, Institutional Trust Services, 4 New York Plaza, 6th Floor, New York, New York 10004 (Attention: Conduit Administration) or, in the case of telecopy, to telecopier no. 212-623-5980 (confirmation telephone no. 212-623-5370), or, in the case of electronic transmission, to cpadmin@jpmorgan.com, with a copy to JPMorgan Chase Services, Inc., 500 Stanton Christiana Road, Newark, Delaware 19713-2107 (Attention: Lisa Haines /2/CS) or, in the case of telecopy, to telecopier no. 302-634-5490, (confirmation telephone no. 302-634-5494); or (iv) if to any other party, as such party may direct in a written notice to the other parties. All such notices and other communications shall, when mailed, be effective on the fifth Business Day addressed as aforesaid thereafter or, if sent by telecopier or electronic transmission, when transmitted (receipt confirmed). Any party hereto may change the address, telecopier number to which notices to it are to be sent by written notice given to the other parties hereto.
          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Purchase Agreement attached hereto.
          SECTION 3. Miscellaneous.
          3.1 Ratification. As amended hereby, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
          3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
          3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C., as the Transferor

By
Name:
Title:

PIER 1 IMPORTS (U.S.), INC., as the Servicer

By
Name:
Title:

DELAWARE FUNDING CORPORATION, as the sole Structured Investor

By JPMorgan Chase Bank, as attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor and the Administrative Agent

By:
Name:
Title:
[Consent to Amendment to Purchase Agreement Attached]

CONSENT TO AMENDMENT TO PURCHASE AGREEMENT
          The undersigned, as the Trustee under the “Supplement” (as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent), hereby consents to the terms and conditions of the Second Amendment Agreement dated as of September 2, 2003, relating to the Purchase Agreement.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as the Trustee

By
Name:
Title:

[Execution Copy]
THIRD AMENDMENT AGREEMENT
          This Third Amendment Agreement (“Amendment”) is executed as of the 31st day of August, 2004, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), the “Class A Purchasers” parties to the Certificate Purchase Agreement referred to below, and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York) (“JPMorgan Chase”), as agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Transferor, the Servicer, the Class A Purchases named therein and the Administrative Agent executed the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, supplemented or otherwise modified from time to time the “Purchase Agreement”);
          WHEREAS, the sole Class A Purchasers parties to the Purchase Agreement as of the date hereof are Delaware Funding Company, LLC (as successor to Delaware Funding Corporation), as the Structured Investor, and JPMorgan Chase, as the sole Committed Investor; and
          WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, the parties hereto agree as follows:
          SECTION 1. Amendment of the Purchase Agreement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended by amendeing and restating in its entirety the definition of “Commitment Expiration Date” set forth in Section 1.01 of the Purchase Agreement to read as follows:
     “Commitment Expiration Date” shall mean, for each Committed Investor, the earlier of (i) August 30, 2005, as such date may be extended with respect to such Committed Investor from time to time in accordance with Section 2.11 of this Agreement and (ii) the Business Day specified by the Transferor by at least 30 days prior written notice to the Administrative Agent and each Committed Investor.
          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Purchase Agreement attached hereto.

          SECTION 3. Miscellaneous.
          3.1 Ratification. As amended hereby, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
          3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
          3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C., as the Transferor

By
Name:
Title:

PIER 1 IMPORTS (U.S.), INC., as the Servicer

By
Name:
Title:

DELAWARE FUNDING COMPANY, LLC (as successor to Delaware Funding Corporation), as the sole Structured Investor

By:	JPMorgan Chase Bank, as attorney-in-fact for Delaware Funding Company, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, as the sole Committed Investor and the Administrative Agent

By:
Name:
Title:
[Consent to Amendment to Purchase Agreement Attached]

CONSENT TO AMENDMENT TO PURCHASE AGREEMENT
          The undersigned, as the Trustee under the “Supplement” (as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent), hereby consents to the terms and conditions of the Third Amendment Agreement dated as of August 31, 2004, relating to the Purchase Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee

By
Name:
Title:

[Execution Copy]
FOURTH AMENDMENT AGREEMENT
          This Fourth Amendment Agreement (“Amendment”) is executed as of the 30th day of August, 2005, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), the “Class A Purchasers” parties to the Certificate Purchase Agreement referred to below, and JPMorgan Chase Bank, N.A. (as successor to Morgan Guaranty Trust Company of New York) (“JPMorgan Chase”), as agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the Transferor, the Servicer, the Class A Purchases named therein and the Administrative Agent executed the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, supplemented or otherwise modified from time to time the “Purchase Agreement”);
          WHEREAS, the sole Class A Purchasers parties to the Purchase Agreement as of the date hereof are Delaware Funding Company, LLC (as successor to Delaware Funding Corporation), as the Structured Investor, and JPMorgan Chase, as the sole Committed Investor; and
          WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, the parties hereto agree as follows:
          SECTION 1. Amendment of the Purchase Agreement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of “Commitment Expiration Date” set forth in Section 1.01 of the Purchase Agreement to read as follows:
          “Commitment Expiration Date” shall mean, for each Committed Investor, the earlier of (i) September 9, 2005, as such date may be extended with respect to such Committed Investor from time to time in accordance with Section 2.11 of this Agreement and (ii) the Business Day specified by the Transferor by at least 30 days prior written notice to the Administrative Agent and each Committed Investor.
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Purchase Agreement attached hereto.

          SECTION 3. Miscellaneous.
          3.1 Ratification. As amended hereby, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
          3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
          3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C., as the Transferor

By
Name: J. Rodney Lawrence
Title: Executive V.P. and Secretary

PIER 1 IMPORTS (U.S.), INC., as the Servicer

By
Name: Charles H. Turner
Title: Executive V.P. and CFO

PARK AVENUE RECEIVABLES COMPANY, LLC (as successor to Delaware Funding Company, LLC), as the sole Structured Investor

By JPMorgan Chase Bank, N.A., as attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the sole Committed Investor and the Administrative Agent

By:
Name:
Title:
[Consent to Amendment to Purchase Agreement Attached]

CONSENT TO AMENDMENT TO PURCHASE AGREEMENT
     The undersigned, as the Trustee under the “Supplement” (as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as the administrative agent), hereby consents to the terms and conditions of the Fourth Amendment Agreement dated as of August 30, 2005, relating to the Purchase Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee

By
Name:
Title: